UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2018 (September 18, 2018)

Date of Report (Date of earliest event reported)

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	001-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall St, Suite 1800, Midland, TX 79701

(Address of principal executive offices) (Zip Code)

(432) 689-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 9, 2018, Legacy Reserves LP, a Delaware limited partnership (the “Partnership”), entered into the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among the Partnership, Legacy Reserves GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Legacy Reserves Inc., a Delaware corporation and a wholly owned subsidiary of the General Partner (“New Legacy”), and Legacy Reserves Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of New Legacy (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Partnership, with the Partnership continuing as the surviving entity and as a wholly owned subsidiary of New Legacy (the “Merger”).

Amendments to Grant of Phantom Units Agreements

On September 18, 2018, the Compensation Committee of the Board of Directors of the General Partner (the “GP Board”) approved and adopted, subject to the approval of the GP Board and the Board of Directors of New Legacy (the “New Legacy Board”), a form of Amendment to Grant of Phantom Units Agreement to be entered into by the Partnership, New Legacy and certain of the General Partners’ executive officers, including each of the General Partners’ named executive officers (the “Amendment”). On September 18, 2018, the GP Board approved and adopted the Amendment and on September 18, 2018, the New Legacy Board approved and adopted the Amendment.

In connection with the Merger, each award previously granted pursuant to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, as amended (the “Partnership LTIP”), that is outstanding and unvested immediately prior to the consummation of the Merger will, automatically and without any action on the part of the holder, fully vest or become exercisable in full, as the case may be, and shall be settled in accordance with each award’s applicable award agreement. Certain of these award agreements relating to outstanding phantom units under the Partnership LTIP granted to certain of the General Partner’s executive officers, including each of the named executive officers, provide that such phantom units be settled in cash (the “Cash Settled Awards”). Pursuant to the Amendment, each of the General Partner’s executive officers that are to receive Cash Settled Awards, including each of the named executive officers, will have the option to elect to reinvest any portion of the cash received pursuant to the Cash Settled Awards in shares of New Legacy’s common stock (a “Stock Purchase Election”). Additionally, pursuant to the Amendment, each of the General Partner’s executive officers that are to receive Cash Settled Awards will agree to make a Stock Purchase Election as necessary such that the aggregate amount of cash paid in settlement of any incentive equity-based awards to be settled in connection with the Merger (including all Cash Settled Awards) will not exceed $30 million. The settlement of the Cash Settled Awards will occur on a date or dates selected by New Legacy within 74 days after the consummation of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment to Grant of Phantom Units Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

The information set forth in Item 5.02 above is incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to the proposed corporate reorganization between the Partnership and New Legacy (the “Transaction”). In connection with the Transaction, the Partnership and New Legacy have prepared and filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement of the Partnership and a preliminary prospectus of New Legacy (the “proxy statement/prospectus”). The Registration Statement was declared effective by the SEC on August 3, 2018 and the Partnership commenced mailing the proxy statement to its unitholders on or about August 3, 2018.

INVESTORS AND UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP AND NEW LEGACY, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

A free copy of the proxy statement/prospectus and other filings containing information about the Partnership and New Legacy may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by the Partnership and New Legacy may be obtained free of charge by directing such request to: Legacy Reserves LP, Attention: Investor Relations, at 303 W. Wall, Suite 1800, Midland, Texas 79701 or emailing IR@legacylp.com or calling 855-534-5200. These documents may also be obtained for free from the Partnership’s investor relations website at https://www.legacylp.com/investor-relations.

Participants in Solicitation Relating to the Transaction

The Partnership and the General Partner’s directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in respect of the Transaction that will be described in the proxy statement/prospectus. Information regarding the directors and executive officers of the General Partner is contained in the Partnership’s public filings with the SEC, including its definitive proxy statement on Form DEF 14A filed with the SEC on April 6, 2018.

A more complete description is available in the registration statement and the proxy statement/prospectus.

Cautionary Statement Relevant to Forward-Looking Information

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the Transaction to the Partnership and its unitholders, final court approval of the Stipulation and Agreement of Settlement dated as of July 6, 2018, the anticipated completion of the Transaction or the timing thereof, the expected future growth, dividends, distributions of the reorganized company, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, are forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “schedules,” “estimated,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of the Partnership, which could cause results to differ materially from those expected by management of the Partnership. Such risks and uncertainties include, but are not limited to, realized oil and natural gas prices; production volumes, lease operating expenses, general and administrative costs and finding and development costs; future operating results; and the factors set forth under the heading “Risk Factors” in the Partnership’s filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amendment to Grant of Phantom Units Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

Date: September 18, 2018	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer